                                                                   EXHIBIT 24.1

                               POWERS OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints James F. Blackstock as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director or officer of CBRL Group, Inc. or any of its subsidiaries) to sign any and all amendments and post-effective amendments to this Registration Statement (including registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933 and all amendments thereto) and to file the same, with all exhibits hereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue thereof.



Signature:                                                                Date:

/s/ Dr. James C. Bradshaw                                           June 24, 1999
-------------------------------
Dr. James C. Bradshaw

/s/ Robert V. Dale                                                  July 2, 1999
-------------------------------
Robert V. Dale

/s/ Dan W. Evins                                                    June 28, 1999
-------------------------------
Dan W. Evins

/s/ Edgar W. Evins                                                  July 2, 1999
-------------------------------
Edgar W. Evins

/s/ William D. Heydel                                               July 2, 1999
-------------------------------
William D. Heydel

/s/ Robert C. Hilton                                                July 2, 1999
-------------------------------
Robert C. Hilton

/s/ Charles E. Jones, Jr.                                           June 29, 1999
-------------------------------
Charles E. Jones, Jr.

/s/ Charles T. Lowe, Jr.                                            June 28, 1999
-------------------------------
Charles T. Lowe, Jr.




/s/ B.F. "Jack" Lowery                                              July 2, 1999
-------------------------------
B.F. "Jack" Lowery

/s/ Dr. Gordon L. Miller                                            July 2, 1999
-------------------------------
Dr. Gordon L. Miller

/s/ Martha M. Mitchell                                              July 2, 1999
-------------------------------
Martha M. Mitchell

/s/ Jimmie D. White                                                 July 2, 1999
-------------------------------
Jimmie D. White

/s/ Michael P. Donahoe                                              July 2, 1999
-------------------------------
Michael P. Donahoe

/s/ Michael A. Woodhouse                                            July 2, 1999
-------------------------------
Michael A. Woodhouse

/s/ Thomas J. Thornton, Jr.                                         June 23, 1999
-------------------------------
Thomas J. Thornton, Jr.

/s/ Bruce A. Hallums                                                July 2, 1999
-------------------------------
Bruce A. Hallums

/s/ Robert J. Williams                                              July 2, 1999
-------------------------------
Robert J. Williams

/s/ Edward J. Jones                                                 June 24, 1999
-------------------------------
Edward J. Jones

/s/ Richard F. Klumpp                                               June 24, 1999
-------------------------------
Richard F. Klumpp

/s/ Richard K. Arras                                                June 24, 1999
-------------------------------
Richard K. Arras

/s/ Patrick Scruggs                                                 July 2, 1999
-------------------------------
Patrick Scruggs

/s/ Jonathan C. Sleik                                               July 2, 1999
-------------------------------
Jonathan C. Sleik

/s/ Richard G. Parsons                                              July 2, 1999
-------------------------------
Richard G. Parsons




/s/ Michael Zylstra                                                 July 2, 1999
-------------------------------
Michael Zylstra

/s/ Edwin W. Moats, Jr.                                             July 2, 1999
-------------------------------
Edwin W. Moats, Jr.

/s/ David J. McDaniel                                               July 2, 1999
-------------------------------
David J. McDaniel
